UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

May 21, 2015

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court, Miami Lakes, Florida	33014
(Address of principal executive offices)	(Zip Code)

(305) 324-2300
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21, 2015, ERBA Diagnostics, Inc. (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

In the letter, the Exchange has acknowledged that the Company filed its Annual Report on Form 10-K for the year ended December 31, 2014 with the SEC on May 15, 2015, which was consistent with timeline and actions that the Company had articulated in its plan of compliance (the “Plan”) that the Company had provided to the Exchange on May 1, 2015.

In the letter, the Exchange has informed the Company that, because the additional deficiencies resulting from the Company’s failure to timely file its Quarterly Report on Form 10-Q are of a similar nature of the prior deficiencies resulting from the Company’s prior failure to timely file its Annual Report on Form 10-K, the Company may (but is not required to) submit a supplement to its Plan (the “Supplement to Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by August 19, 2015 (the “Plan Period”). If the Company does not make progress consistent with the Plan or any Supplement to Plan during the Plan Period, or if the Company does not cure its deficiencies prior to the expiration of the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate. The Company is working diligently to regain compliance with the Company Guide by August 19, 2015.

On May 22, 2015, the Company made a press release announcing its receipt of the letter from the Exchange. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibit 99.1 - Press Release dated May 22, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

By: /s/ Mohan Gopalkrishnan
Dated: May 22, 2015	Mohan Gopalkrishnan, Chief Executive Officer

EXHIBIT INDEX

Exhibit          Description

99.1               Press Release dated May 22, 2015.